Exhibit 99.01

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  August, 1999
           Series 1999-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      578,003.01
                                                                 ---------------
        (b)    Interest                                       $    3,965,759.15
                                                                 ---------------
        (c)    Total                                          $    4,543,762.16
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      414,780.57
                                                                 ---------------
        (b)    Interest                                       $    2,832,843.52
                                                                 ---------------
        (c)    Total                                          $    3,247,624.09
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $      163,222.44
                                                                 ---------------
        (b)    Interest                                       $    1,132,915.63
                                                                 ---------------
        (c)    Total                                          $    1,296,138.07
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      221,647.66
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    4,185,089.92
                                                                 ---------------
        (b)    Interest                                       $       24,133.04
                                                                 ---------------
        (c)    Total                                          $    4,209,222.96
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  662,262,734.64
                                                                 ---------------

13.     Available Funds:                                      $    8,600,456.38
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $       4,811.69
                                                                  --------------

18.      Total interest payments:                              $   3,615,715.77
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls      Interest
Class      Interest                                   Payable       Pay-out Rate
-----      --------         -------------------       -------       ------------
R     $              0.00   $              0.00   $          0.00   %0.000000000
PO    $              0.00   $              0.00   $          0.00   %0.000000000
A1    $        364,144.17   $              0.00   $    364,144.17   %6.499999986
A2    $      2,893,485.52   $              0.00   $  2,893,485.52   %6.500000002
A3    $          7,583.33   $              0.00   $      7,583.33   %6.499997143
A4    $         45,181.21   $              0.00   $     45,181.21   %6.500000360
A5    $         40,997.96   $              0.00   $     40,997.96   %6.500000132
A6    $         18,958.33   $              0.00   $     18,958.33   %6.499998857
A7    $         14,000.00   $              0.00   $     14,000.00   %8.000000000
A8    $          7,583.33   $              0.00   $      7,583.33   %6.499997143
A9    $          7,583.33   $              0.00   $      7,583.33   %6.499997143
A10   $          7,583.33   $              0.00   $      7,583.33   %6.499997143
A11   $          7,583.33   $              0.00   $      7,583.33   %6.499997143
A12   $         16,250.00   $              0.00   $     16,250.00   %6.500000000
A13   $         22,000.00   $              0.00   $     22,000.00   %8.000000000
A14   $          5,416.67   $              0.00   $      5,416.67   %6.500004000
A15   $          5,416.67   $              0.00   $      5,416.67   %6.500004000
M     $         70,276.22   $              0.00   $     70,276.22   %6.500000193
B1    $         30,389.72   $              0.00   $     30,389.72   %6.500000668
B2    $         17,094.21   $              0.00   $     17,094.21   %6.499998195
B3    $         17,094.21   $              0.00   $     17,094.21   %6.499998195
B4    $          7,597.43   $              0.00   $      7,597.43   %6.500004132
B5    $          9,496.80   $              0.00   $      9,496.80   %6.499999313

20.      Principal Distribution Amount:                       $    4,984,740.61
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class R                  $                 0.00       $        0.00
        Class PO                 $             8,965.95       $        0.00
        Class A1                 $            58,222.41       $        0.00
        Class A2                 $         4,893,257.43       $        0.00
        Class A3                 $                 0.00       $        0.00
        Class A4                 $                 0.00       $        0.00
        Class A5                 $                 0.00       $        0.00
        Class A6                 $                 0.00       $        0.00
        Class A7                 $                 0.00       $        0.00
        Class A8                 $                 0.00       $        0.00
        Class A9                 $                 0.00       $        0.00
        Class A10                $                 0.00       $        0.00
        Class A11                $                 0.00       $        0.00
        Class A12                $                 0.00       $        0.00
        Class A13                $                 0.00       $        0.00
        Class A14                $                 0.00       $        0.00
        Class A15                $                 0.00       $        0.00
        Class SUP                $                 0.00       $        0.00
        Class M                  $            11,236.35       $        0.00
        Class B1                 $             4,858.96       $        0.00
        Class B2                 $             2,733.17       $        0.00
        Class B3                 $             2,733.17       $        0.00
        Class B4                 $             1,214.74       $        0.00
        Class B5                 $             1,518.43       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $    145,820.47
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    240,249.23
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------

                                                Category A Category B Category C
 5.     Senior Percentage:           % 95.789692   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 6.     Group I Senior Percentage:
                                     %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 7.     Group II Senior Percentage:
                                     %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 8.     Senior Prepayment Percentage:
                                     %100.000000   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 11.    Junior Percentage:           %  4.210308
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services